UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 7, 2026

ENBRIDGE INC.

(Exact Name of Registrant as Specified in Charter)

Canada	001-15254	98-0377957
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200, 425 - 1st Street S.W.

Calgary, Alberta, Canada T2P 3L8

(Address of Principal Executive Offices) (Zip Code)

1-403-231-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ENB	New York Stock Exchange

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On September 7, 2026, Greg Ebel announced his intention to retire as President and Chief Executive Officer of Enbridge Inc. (“Enbridge” or the “Company”) and from its Board of Directors (the “Board”) effective December 31, 2026. Concurrent with this announcement, the Board appointed Michele Harradence, currently Executive Vice President and President, Gas Distribution and Storage of the Company, to succeed Mr. Ebel as President and Chief Executive Officer effective January 1, 2027. Ms. Harradence has also been appointed to the Board effective January 1, 2027. Mr. Ebel will serve as an advisor to the Board and Ms. Harradence from January until May, 2027. Mr. Ebel’s decision to retire was based on personal reasons and not the result of any disagreement relating to the Company’s operations, policies or practices.

Ms. Harradence has led Enbridge’s gas utilities since 2022, including guiding the integration of the Company’s U.S. utilities businesses. Prior to such appointment, she was Senior Vice-President and Chief Operations Officer in Enbridge’s Gas Transmission and Midstream business. Ms. Harradence joined Enbridge in 2014 having served previously in senior leadership roles with Shell Canada.

There is no arrangement or understanding between Ms. Harradence and any other person pursuant to which she was appointed, and there are no family relationships between Ms. Harradence and any director or executive officer of the Company or relationships or related transactions between Ms. Harradence and the Company that are required to be reported.

Item 7.01. Regulation FD Disclosure.

On September 8, 2026, the Company issued a news release announcing these events. A copy of the Company’s news release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

The information included in Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	News Release of Enbridge Inc. dated September 8, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENBRIDGE INC. (Registrant)

Date: September 8, 2026	By:	/s/ David Taniguchi
David Taniguchi Vice President, Legal & Corporate Secretary (Duly Authorized Officer)